UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 31, 2009

HICKS ACQUISITION COMPANY I, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33704	20-8521842
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

100 Crescent Court, Suite 1200
Dallas, TX	75201
(Address of principal	(Zip code)
executive offices)
(214) 615-2300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events
On August 31, 2009, Resolute Energy Corporation, a Delaware corporation (“Resolute”), filed with the Securities and Exchange Commission (the “SEC”) a first amendment to its preliminary Registration Statement on Form S-4 (File No. 333-161076) (the “Registration Statement”) that includes a preliminary proxy statement of Hicks Acquisition Company I, Inc., a Delaware corporation ( “Hicks Acquisition”), and constitutes a preliminary prospectus of Resolute. The Registration Statement relates to the transactions contemplated by that certain Purchase and IPO Reorganization Agreement, dated as of August 2, 2009, by and among Hicks Acquisition, Resolute, Resolute Holdings Sub, LLC, Resolute Subsidiary Corporation, a wholly-owned subsidiary of Resolute, Resolute Aneth, LLC, Resolute Holdings, LLC, and HH-HACI, L.P., pursuant to which Hicks Acquisition’s stockholders will acquire a majority of the outstanding shares of capital stock of Resolute (collectively, the “Acquisition”).
On September 1, 2009, Hicks Acquisition issued a press release announcing that it has established a record date and special meeting date for the special meetings of its warrantholders and stockholders to consider and vote on several proposals related to the Acquisition. Hicks Acquisition’s warrantholders of record at the close of business on September 8, 2009 and stockholders of record at the close of business on August 31, 2009 will be entitled to vote on the warrantholder or stockholder proposals, as applicable. Hicks Acquisition’s special meeting of warrantholders will be held on September 22, 2009 at 10:00 a.m. central time and will be immediately followed by Hicks Acquisition’s special meeting of stockholders at 10:30 a.m. central time, each at the offices of Akin Gump Strauss Hauer & Feld LLP, 1700 Pacific Avenue, 39th Floor, Dallas, Texas 75201. The text of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.
Participants In The Solicitation
Hicks Acquisition, Resolute, and their respective directors and officers may be deemed participants in the solicitation of proxies to Hicks Acquisition’s stockholders with respect to the Acquisition. A list of the names of those directors and officers and a description of their interests in the Acquisition is contained in the preliminary proxy statement/prospectus regarding the Acquisition, which is included as part of the preliminary Registration Statement. Hicks Acquisition’s stockholders may obtain additional information about the interests of the directors and officers of Hicks Acquisition and Resolute in the Acquisition by reading any other materials to be filed with the SEC regarding the Acquisition when such information becomes available.
Important Additional Information Regarding the Acquisition will be Filed with the SEC
In connection with the Acquisition, Hicks Acquisition and Resolute have filed a first amendment to the preliminary proxy statement/prospectus, which is included as part of the Registration Statement. Hicks Acquisition and Resolute may file other relevant documents concerning the Acquisition, including any additional amendments to the Registration Statement that may be filed by Resolute. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (WHEN AVAILABLE) INCLUDED AS PART OF THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING THE ACQUISITION. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when available) and the other documents free of charge at the website maintained by the SEC at www.sec.gov. Investors may also obtain these documents, free of charge, by directing a request to Hicks Acquisition at 100 Crescent Court, Suite 1200, Dallas, TX 75201 or by contacting Hicks Acquisition at (214) 615-2300.
Forward-Looking Statements
This report contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, regarding the Acquisition and Hicks Acquisition’s plans, objectives, and intentions. Words such as expects, anticipates, intends, plans, believes, seeks, estimates, and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this report.

Forward-looking statements in this report include matters that involve known and unknown risks, uncertainties, and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this report. Such risk factors include, among others: uncertainties as to the timing of the Acquisition; approval of the Acquisition by Hicks Acquisition’s stockholders; approval of the warrant amendment by the holders of public warrants; approval of the amendment to Hicks Acquisition’s certificate of incorporation by Hicks Acquisition’s stockholders; the satisfaction of other closing conditions to the Acquisition, including the receipt of any required regulatory approvals; costs related to the Acquisition; the volatility of oil and gas prices; discovery, estimation, development, and replacement of oil and gas reserves; the future cash flow, liquidity, and financial position of Resolute’s operating subsidiaries; the success of the business and financial strategy, hedging strategies, and plans of Resolute; the amount, nature and timing of capital expenditures of Resolute, including future development costs; availability and terms of capital; the effectiveness of the CO2 flood program of Resolute’s operating subsidiaries; the timing and amount of future production of oil and gas; availability of drilling and production equipment; operating costs and other expenses of Resolute’s operating subsidiaries; the success of prospect development and property acquisition of Resolute’s operating subsidiaries; the success of Resolute’s operating subsidiaries in marketing oil and gas; competition in the oil and gas industry; the relationship of Resolute’s operating subsidiaries with the Navajo Nation and Navajo Nation Oil and Gas, as well as the timing of when certain purchase rights held by Navajo Nation Oil and Gas become exercisable; the impact of weather and the occurrence of disasters, such as fires, floods, and other events and natural disasters; government regulation of the oil and gas industry; developments in oil-producing and gas-producing countries; the success of strategic plans, expectations and objectives for future operations of Resolute. Actual results may differ materially from those contained in the forward-looking statements in this report. Hicks Acquisition and Resolute undertake no obligation and do not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this report. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number	Exhibit

99.1*	Press Release.

*	Filed herewith.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: September 1, 2009

Hicks Acquisition Company I, Inc.
By:	/s/ Joseph B. Armes
Joseph B. Armes
President, Chief Executive Officer and Chief Financial Officer